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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 15, 1997
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                      Security Dynamics Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                    0-25120                              04-2916506
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                (Commission File                       (IRS Employer
                    Number)                          Identification No.)



                  20 Crosby Drive, Bedford, Massachusetts        01730
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               (Address of Principal Executive Offices)        (Zip Code)



       Registrant's telephone number, including area code: (617) 687-7000
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                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.   OTHER EVENTS.

      On July 15, 1997 (the "Effective Date"), Security Dynamics Technologies, Inc. (the "Company") acquired DynaSoft AB, a corporation organized under the laws of Sweden ("DynaSoft"), pursuant to Stock Purchase Agreements, dated as of July 12 and 15, 1997 (the "Stock Purchase Agreements"), by and among the Company, DynaSoft and the stockholders of DynaSoft.

      Pursuant to the Stock Purchase Agreements, the Company issued or reserved for issuance approximately 2.7 million shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), in exchange for approximately 95% of the outstanding shares and all of the outstanding options to acquire shares of DynaSoft. The Company also paid approximately $6 million to certain stockholders of DynaSoft in exchange for the remaining outstanding shares. Based on the closing price of the Company's Common Stock on the Nasdaq National Market on July 14, 1997, the transaction is valued at approximately $115 million. The transaction will be accounted for as a pooling of interests. The Company used authorized, but previously unissued, shares of Common Stock in the acquisition. The number of shares of the Company's Common Stock issued in exchange for DynaSoft's shares was determined in an "arm's length" negotiation and the transaction was unanimously approved by the Boards of Directors of the Company and DynaSoft. Prior to the Effective Date, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with DynaSoft.

      In connection with the Stock Purchase Agreements, the Company and certain United States stockholders of DynaSoft entered into a Registration Rights Agreement, dated as of July 15, 1997, pursuant to which the Company has agreed to file a Registration Statement on Form S-3, on or prior to the 40th day following the Effective Date, for the purpose of registering under the Securities Act of 1933 the shares of Common Stock of the Company issued to such stockholders pursuant to the Stock Purchase Agreements.

      In addition, the Company, certain stockholders of DynaSoft, the representative of such DynaSoft stockholders and State Street Bank and Trust Company, as escrow agent, have entered into an Escrow Agreement, dated as of July 15, 1997, providing, among other things, that 10% of the shares of the Company's Common Stock received by such DynaSoft stockholders pursuant to the Stock Purchase Agreements will be held in escrow to reimburse the Company in connection with breaches of representations, warranties or covenants made by such DynaSoft stockholders in the Stock Purchase Agreements.

      DynaSoft is based in Stockholm, Sweden and offers a range of security solutions, including secure single sign-on (SSSO) solutions, through its BoKS product family. DynaSoft markets its products worldwide through subsidiaries and also through OEM licensing agreements with Sun Microsystems, Hewlett-Packard, and other companies. The Company currently intends to continue DynaSoft's business substantially in the manner conducted by DynaSoft immediately prior to the Effective Date.

      The foregoing descriptions of the Stock Purchase Agreements and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each such agreement which are filed as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 2.7 and 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)  Financial Statements of Business Acquired.

                Financial statements of business acquired are not required as per Rule 3-05(b) of Regulation S-X.

           (b)  Pro Forma Financial Information.

                Pro forma financial information is not required as per Rule 11-01(c) of Regulation S-X.

           (c)  Exhibits.

                See Exhibit Index attached hereto.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

            Pursuant to the Stock Purchase Agreements, on July 15, 1997 the Company issued or reserved for issuance approximately 2.7 million shares of its Common Stock (the "Shares") to certain stockholders of DynaSoft in exchange for approximately 95% of the outstanding shares and all of the outstanding options to acquire shares of DynaSoft. The company also paid approximately $6 million to certain stockholders of Dynasoft in exchange for the remaining outstanding shares. Of the Shares, an aggregate of 1,412,728 shares of Common Stock were issued and sold in reliance on Rule 903 of Regulation S under the Securities Act of 1933, as amended, to certain stockholders of DynaSoft, each of whom was deemed not to be a "U.S. person" as defined in Regulation S. No underwriters were involved with such issuance and sale of Common Stock.

      SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Security Dynamics Technologies, Inc.
                                          (Registrant)





      Date:  July 29, 1997      By: /s/  Arthur W. Coviello, Jr.
                                    --------------------------------
                                    Arthur W. Coviello, Jr.
                                    Executive Vice President,
                                    Treasurer and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)





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      EXHIBIT INDEX


       EXHIBIT
       NUMBER                         DESCRIPTION
       ------                         -----------

         2.1 Stock Purchase Agreement by and among Security Dynamics Technologies, Inc., DynaSoft AB and the stockholders of DynaSoft named on Schedule I thereto, dated July 12, 1997

         2.2 Stock Purchase Agreement by and among Security Dynamics Technologies, Inc., DynaSoft AB and the stockholders of DynaSoft named on Schedule I thereto, dated July 15, 1997

         2.3 Stock Purchase Agreement by and among Security Dynamics Technologies, Inc., DynaSoft AB and the stockholders of DynaSoft named on Schedule I thereto, dated July 15, 1997

         2.4 Stock Purchase Agreement by and between Security Dynamics Technologies, Inc. and Ian Anderson, dated July 15, 1997

         2.5 Stock Purchase Agreement by and between Security Dynamics Technologies, Inc. and Joakim Borell, dated July 15, 1997

         2.6 Stock Purchase Agreement by and between Security Dynamics Technologies, Inc. and Jean Paul Link, dated July 15, 1997

         2.7 Stock Purchase Agreement by and between Security Dynamics Technologies, Inc. and Sten Sorenson, dated July 15, 1997

         10.1 Registration Rights Agreement by and among Security Dynamics Technologies, Inc. and the parties named on Schedule I thereto, dated July 15, 1997

          99    Press Release